UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8443

Salomon Brothers Variable Series Funds Inc

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Solomon Brothers Asset Management Inc

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report 2004

DECEMBER 31, 2004

♦	INVESTORS FUND

MORNING EDITION.—NEW YORK,
SAGAX.Q
11.93 +.16
SINAX.Q
21.99 +.41
13.02
J. K. RICE, JR. & CO.

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

DEAR SHAREHOLDER,

The stock market rallied at the start of the past year, but then slid into a fairly limited trading range that endured for most of the year, only to rally again sharply in the fourth quarter. Most major equity market indexes reported reasonable gains for 2004 and several indexes recorded double-digit growth. In many cases, most of those returns were achieved on the performance gains made in November and December alone.

Record-high energy prices, rising short-term interest rates, a growing trade deficit, uncertainty over the domestic employment situation, presidential election politics, and the situation in Iraq all pressured the stock market for much of the year. Strength in the domestic economy was fairly selective, with stronger returns seen broadly in the energy, utilities and materials sectors while the information technology, health care, consumer staples and financials sectors languished for much of the period.

Small capitalization and value-oriented stocks tended to enjoy the strongest performance over the past twelve months, while large-cap and more growth-oriented stocks posted generally positive but weaker results. International stocks typically outperformed the broad U.S. market, as foreign returns were boosted by the weaker U.S. dollar, which set record lows against some currencies. Stocks outperformed bonds in general, which suffered late in the year as the Federal Reserve Board (“Fed”)i continued to incrementally raise the federal funds rate.ii

The U.S. economy has entered its fourth year of expansion since the 2001 recession. After a slow start in 2002 and the first half of 2003, the economic expansion has gained traction over the past six quarters as corporations repaired balance sheets and earlier cost-cutting began to pay dividends. Although a series of events — surging oil prices, hurricanes, and the waning effects of 2002-2003 tax cuts, among others — likely restrained growth in 2004, the economy proved resilient enough to grow an average of 4% over the past four quarters.iii

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

INFORMATION ABOUT YOUR FUND

As you may be aware several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 19, 2005

Mark J. McAllister, CFA

Co-Portfolio Manager

Robert Feitler

Co-Portfolio Manager

SPECIAL SHAREHOLDER NOTICE

The Board of Directors has approved an amendment to reduce and add breakpoints to the management fee payable by Salomon Brothers Variable Investors Fund, to Salomon Brothers Asset Management Inc. Effective August 1, 2004, the management fee, which is calculated daily and payable monthly, was reduced from 0.70% of average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Fee Rate
First $350 Million	0.650%
Next $150 Million	0.550%
Next $250 Million	0.525%
Next $250 Million	0.500%
Over $1 Billion	0.450%

The Board of Directors has also approved an amendment to the Administration Agreement between Salomon Brothers Variable Investors Fund and Smith Barney Fund Management LLC. Effective August 1, 2004, Salomon Brothers Variable Investors Fund no longer pays an administration fee.

Effective August 19, 2004, Robert Feitler joined Mark McAllister as co-portfolio manager of the Fund and together they are responsible for the day-to-day management of the Fund. Mr. McAllister is a Managing Director of the manager and an investment officer of Smith Barney Fund Management LLC. Mr. McAllister has 17 years of investment management experience. Mr. Feitler has been with the manager since 1995 and is a Director of the manager.

MARKET REVIEW

The U.S. equity market, despite its positive breadth, experienced poor market volume and low volatility during the twelve months ended December 31, 2004. In 2004, after a relatively quiet first half, U.S. equity markets declined in the third quarter then reversed course, posting the best quarterly performance of the year in the fourth quarter. All the major indices finished the year on a positive note, with the S&P 500 Indexiv climbing 10.87%, the Nasdaq Composite Indexv rising 8.59% and the Dow Jones Industrial Average gaining 5.31%.vi

In 2004, the U.S. economy managed to overcome many stumbling blocks that included the war in Iraq, higher energy costs, corporate investigations and election uncertainty. In June, the Fed began a measured tightening course, raising the federal funds rate to 2.25% from 1.00% by the end of the period.vii After the end of the fund’s reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%. The yield on the 10-year Treasury note ended the year at 4.22%, which was surprisingly low given the increase in short term interest rates.

PERFORMANCE SNAPSHOT

AS OF DECEMBER 31, 2004

(unaudited)

	6 Months	12 Months

Variable Investors Fund — Class I Shares	6.75%	10.38%

S&P 500 Index	7.19%	10.87%

Lipper Variable Large-Cap Value Funds Category Average	8.42%	11.53%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Fund returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Class II shares returned 6.47% over the six months ended December 31, 2004. Class II shares returned 9.05% since inception on March 26, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 83 funds for the six-month period and among the 82 funds for the 12-month period in the fund’s Lipper category.

U.S. equity investors responded favorably in the fourth quarter to continued signs of economic growth, strong corporate profits and moderating energy prices. An increase in merger and acquisition activity and a definitive outcome in the presidential election also helped push stocks higher.

Within the S&P 500 Index, the energy sector led the way gaining 31.0%, followed by utilities, telecommunication services and industrials posting gains of 25.4%, 19.9% and 18.0%, respectively. Most sectors of the S&P 500 Index posted double-digit gains for the year, with the exception of healthcare, which rose 1.7%, information technology, which rose 2.8% and consumer staples, which gained 8.2%.

PERFORMANCE UPDATE1

For the 12 months ended December 31, 2004, Class I shares of the Salomon Brothers Variable Investors Fund, returned 10.38%. These shares underperformed the fund’s unmanaged benchmark, the S&P 500 Index, which returned 10.87% for the same period. In comparison, the Lipper Variable Large-Cap Value Funds Category Average2 was 11.53%.

FUND PERFORMANCE

The sectors that contributed the most to the fund’s performance for the year included financials, energy and telecommunication services. Three of the fund’s sectors that lagged included healthcare, information technology and materials. Top contributors included AT&T Wireless, Bank of America, ChevronTexaco, McDonald’s and Altria Group Inc. Stocks that detracted from performance came from a number of different sectors and included Pfizer, Nortel Networks, Merck, Alcoa and 3Com. We reduced our position in Pfizer and Merck based on the recent findings related to increased cardiovascular risk of the cox-2 inhibitor class of drugs. We sold Alcoa and 3Com during the period.

We have taken advantage of the recent strength in the U.S. equity market by reducing selected positions in the utilities and materials sectors. We have also reduced our position in healthcare, particularly in the large cap pharmaceutical industry. We increased positions in the financials, consumer discretionary and industrial sectors.

[1]	The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.
[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 82 funds in the fund’s Lipper category, and excluding sales charges.

Thank you for your investment in the Salomon Brothers Variable Investors Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Mark McAllister, CFA Co-Portfolio Manager	Robert Feitler Co-Portfolio Manager

February 3, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a % of net assets) as of this date were: Bank of America (3.3%), Altria Group, Inc. (3.0%), Total SA, Sponsored ADR (2.3%), American International Group, Inc. (2.2%), Nokia Oyj, Sponsored ADR (2.1%), Royal Dutch Petroleum Co., New York Shares (2.0%), The Kroger Co. (1.9%), Merrill Lynch & Co., Inc. (1.9%), Microsoft Corp. (1.9%), Verizon Communications Inc. (1.8%). Please refer to pages 10 through 13 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a % of net assets) as of December 31, 2004 were: Financials (26.8%); Consumer Discretionary (14.9%); Energy (10.7%); Information Technology (10.7%); Industrials (8.7%). The fund’s portfolio composition is subject to change at any time.

RISKS: High yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iii	As measured by gross domestic product (GDP), a market value of goods and services produced by labor and property in a given country. Source: Bureau of Economic Analysis, U.S. Department of Commerce, December 22, 2004.
iv	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
[v]	The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
vi	The Dow Jones Industrial Average is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies. Please note that an investor cannot directly invest in an index.
vii	Source: U.S. Federal Reserve Board

Fund at a Glance

(unaudited)

Fund Expenses

(unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class I	6.75%	$1,000.00	$1,067.50	0.73%	$3.79
Class II	6.47	1,000.00	1,064.70	1.25	6.49
(1)	For the six months ended December 31, 2004.
(2)	Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Fund Expenses

(unaudited) (continued)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class I	5.00%	$1,000.00	$1,021.47	0.73%	$3.71
Class II	5.00	1,000.00	1,018.85	1.25	6.34
(1)	For the six months ended December 31, 2004.
(2)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

The graph to the right depicts the performance of the Investors Fund – Class I Shares versus the S&P 500 Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for direct investment and is unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns(1) (unaudited)

	Class I	Class II
Twelve Months Ended 12/31/04	10.38%	N/A
Five Years Ended 12/31/04	4.42	N/A
Inception* through 12/31/04	6.41	9.05	%†

Cumulative Total Return(1) (unaudited)

Class I (Inception* through 12/31/04)	53.24%
Class II (Inception* through 12/31/04)	9.05
(1)	Assumes the reinvestment of all dividends and capital gains distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waiver and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
*	Inception date for Class I is February 17, 1998. Inception date for Class II is March 26, 2004.
†	Total return is not annualized, as it may not be representative of the total return for the year.

Schedule of Investments

December 31, 2004

Shares	Security	Value
COMMON STOCK — 95.2%
CONSUMER DISCRETIONARY — 14.9%
Hotels, Restaurants & Leisure — 1.6%
185,300	McDonald’s Corp.	$5,940,718

Household Durables — 1.0%
150,000	Newell Rubbermaid Inc.	3,628,500

Leisure Equipment & Products — 1.3%
237,900	Mattel, Inc.	4,636,671

Media — 8.1%
	Comcast Corp:
101,150	Class A Shares (a)	3,366,272
92,800	Special Class A Shares (a)	3,047,552
453,700	Liberty Media Corp., Class A Shares (a)	4,981,626
22,735	Liberty Media International Inc., Class A Shares (a)	1,051,039
338,800	The News Corp. Ltd., Class A shares	6,322,008
279,600	Time Warner Inc. (a)	5,435,424
146,300	Viacom Inc., Class B Shares	5,323,857

		29,527,778

Multiline Retail — 2.9%
94,300	J.C. Penney Co., Inc.	3,904,020
59,900	Target Corp.	3,110,607
68,200	Wal-Mart Stores, Inc.	3,602,324

		10,616,951

	TOTAL CONSUMER DISCRETIONARY	54,350,618

CONSUMER STAPLES — 6.1%
Food & Drug Retailing — 2.0%
401,800	The Kroger Co. (a)	7,047,572

Household Products — 1.1%
62,800	Kimberly-Clark Corp.	4,132,868

Tobacco — 3.0%
181,300	Altria Group, Inc.	11,077,430

	TOTAL CONSUMER STAPLES	22,257,870

ENERGY — 10.7%
Energy Equipment & Services — 3.5%
157,300	ENSCO International Inc.	4,992,702
91,100	GlobalSantaFe Corp.	3,016,321
57,700	Nabors Industries, Ltd. (a)	2,959,433
39,800	Noble Corp. (a)	1,979,652

		12,948,108

Oil & Gas — 7.2%
85,400	BP PLC, Sponsored ADR	4,987,360
27,200	EOG Resources, Inc.	1,940,992
100,400	Marathon Oil Corp.	3,776,044
125,100	Royal Dutch Petroleum Co., New York Shares	7,178,238
75,300	Total SA, Sponsored ADR (b)	8,270,952

		26,153,586

	TOTAL ENERGY	39,101,694

FINANCIALS — 26.8%
Banks — 9.5%
257,400	Bank of America Corp.	12,095,226
119,400	The Bank of New York Co., Inc.	3,990,348

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Shares	Security	Value
Banks — 9.5% (continued)
159,300	U.S. Bancorp	$4,989,276
103,700	Wachovia Corp.	5,454,620
79,500	Washington Mutual, Inc.	3,361,260
75,200	Wells Fargo & Co.	4,673,680

		34,564,410

Diversified Financials — 10.8%
89,500	American Express Co.	5,045,115
77,100	Capital One Financial Corp.	6,492,591
82,200	Freddie Mac	6,058,140
41,400	The Goldman Sachs Group, Inc.	4,307,256
115,600	JPMorgan Chase & Co.	4,509,556
78,900	MBNA Corp.	2,224,191
116,100	Merrill Lynch & Co., Inc.	6,939,297
70,800	Morgan Stanley	3,930,816

		39,506,962

Insurance — 4.1%
122,200	American International Group, Inc.	8,024,874
62,500	Loews Corp.	4,393,750
67,600	The St. Paul Travelers Cos., Inc.	2,505,932

		14,924,556

Real Estate — 2.4%
148,300	Equity Office Properties Trust	4,318,496
127,400	Equity Residential	4,609,332

		8,927,828

	TOTAL FINANCIALS	97,923,756

HEALTHCARE — 6.9%
Pharmaceuticals — 6.9%
108,200	GlaxoSmithKline PLC, ADR	5,127,598
62,600	Johnson & Johnson	3,970,092
50,500	Merck & Co., Inc.	1,623,070
152,300	Pfizer Inc.	4,095,347
205,300	Schering-Plough Corp.	4,286,664
144,800	Wyeth	6,167,032

	TOTAL HEALTHCARE	25,269,803

INDUSTRIALS — 8.7%
Aerospace & Defense — 5.2%
103,100	The Boeing Co.	5,337,487
96,600	Lockheed Martin Corp.	5,366,130
96,100	Raytheon Co.	3,731,563
45,000	United Technologies Corp.	4,650,750

		19,085,930

Commercial Services & Supplies — 1.9%
66,100	Avery Dennison Corp.	3,964,017
101,000	Waste Management, Inc.	3,023,940

		6,987,957

Industrial Conglomerates — 1.6%
164,400	Honeywell International Inc.	5,821,404

	TOTAL INDUSTRIALS	31,895,291

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Shares	Security	Value
INFORMATION TECHNOLOGY — 10.7%
Communications Equipment — 4.5%
124,800	Converse Technology, Inc. (a)	$3,051,360
481,700	Nokia Oyj, Sponsored ADR	7,548,239
1,673,700	Nortel Networks Corp. (a)	5,841,213

		16,440,812

Computers & Peripherals — 3.2%
185,800	Hewlett-Packard Co.	3,896,226
42,100	International Business Machines Corp.	4,150,218
44,100	Lexmark International, Inc., Class A Shares (a)	3,748,500

		11,794,944

Electronic Equipment & Instruments — 1.1%
78,400	Celestica Inc., Subordinate Voting Shares (a)	1,106,224
525,700	Solectron Corp. (a)	2,801,981

		3,908,205

Software — 1.9%
197	Computer Associates International, Inc.	6,119
255,900	Microsoft Corp.	6,835,089

		6,841,208

	TOTAL INFORMATION TECHNOLOGY	38,985,169

MATERIALS — 1.3%
Paper & Forest Products — 1.3%
113,900	International Paper Co.	4,783,800

TELECOMMUNICATION SERVICES — 6.8%
Diversified Telecommunication Services — 5.3%
160,600	AT & T Corp. (b)	3,061,036
218,100	MCI Inc.	4,396,896
209,900	SBC Communications Inc.	5,409,123
164,100	Verizon Communications Inc.	6,647,691

		19,514,746

Wireless Telecommunication Services — 1.5%
180,117	Nextel Communications, Inc., Class A Shares (a)	5,403,510

	TOTAL TELECOMMUNICATION SERVICES	24,918,256

UTILITIES — 2.3%
Electric Utilities — 1.1%
12,079	FirstEnergy Corp.	477,241
102,200	PG&E Corp. (a)	3,401,216

		3,878,457

Gas Utilities — 1.2%
421,800	El Paso Corp.	4,386,720

	TOTAL UTILITIES	8,265,177

	TOTAL COMMON STOCK (Cost — $290,060,042)	347,751,434

Warrants
WARRANTS — 0.0%
2,470	Lucent Technologies Inc. (a) (Cost — $160)	3,903

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Face Amount	Security	Value
REPURCHASE AGREEMENTS — 5.1%
$ 8,494,000	Merrill Lynch & Co., Inc., dated 12/31/04, 2.240% due 1/3/05; Proceeds at maturity — $8,495,586; (Fully collateralized by various U.S. Government Agency Obligations, 1.750% to 6.200% due 4/17/06 to 12/30/24; Market value — $8,663,944)	$8,494,000
10,000,000	UBS Securities LLC dated 12/31/04, 2.170% due 1/3/05; Proceeds at maturity — $10,001,808; (Fully collateralized by various U.S. Government Agency Obligations and International Bank for Reconstruction & Development Bonds and Notes, 0.000% to 8.875% due 1/18/05 to 3/11/31; Market value — $10,200,048)	10,000,000

	TOTAL REPURCHASE AGREEMENTS (Cost — $18,494,000)	18,494,000

	TOTAL INVESTMENTS — 100.3% (Cost — $308,554,202*)	366,249,337
	Liabilities in Excess of Other Assets — (0.3)%	(1,339,481)

	TOTAL NET ASSETS — 100.0%	$364,909,856

Shares
SECURITIES PURCHASED WITH LOANED SECURITIES COLLATERAL
11,298,750	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $11,298,750)	$11,298,750

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan (See Notes 1 and 3).
*	Aggregate cost for federal income tax purposes is $310,011,865.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2004

ASSETS:
Investments, at value (Cost — $308,554,202)	$366,249,337
Securities purchased with loaned securities collateral, at value (Cost — $11,298,750) (Notes 1 and 3)	11,298,750
Cash	8
Dividends and interest receivable	434,981
Receivable for Fund shares sold	71,059
Receivable for securities sold	67,507

Total Assets	378,121,642

LIABILITIES:
Payable for loaned securities collateral (Notes 1 and 3)	11,298,750
Payable for Fund shares reacquired	1,056,181
Payable for securities purchased	592,434
Management fee payable	197,772
Distribution plan fees payable	63
Accrued expenses	66,586

Total Liabilities	13,211,786

Total Net Assets	$364,909,856

NET ASSETS:
Par value of capital shares (Note 8)	$26,416
Capital paid in excess of par value	345,050,196
Accumulated net realized loss on investment transactions	(37,861,891)
Net unrealized appreciation of investments	57,695,135

Total Net Assets	$364,909,856

Net Asset Value:
Class I ($363,802,971÷26,336,540 shares outstanding)	$13.81

Class II ($1,106,885÷79,958 shares outstanding)	$13.84

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2004

INVESTMENT INCOME:
Dividends	$7,637,190
Interest	171,785
Securities lending	26,001
Less: Foreign withholding tax	(94,000)

Total Investment Income	7,740,976

EXPENSES:
Management fee (Note 2)	2,241,067
Administration fee (Note 2)	92,755
Shareholder communications (Note 5)	54,505
Legal	41,726
Audit and tax	41,499
Custody	38,300
Directors’ fees	12,601
Distribution plan fees (Note 5)	803
Registration fees	501
Transfer agency services (Note 5)	251
Other	20,400

Total Expenses	2,544,408
Less: Management fee waiver and expense reimbursement (Notes 2 and 10)	(6,894)

Net Expenses	2,537,514

Net Investment Income	5,203,462

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	11,510,642

Net Change in Unrealized Appreciation/Depreciation of Investments	18,643,045

Net Gain on Investments	30,153,687

Increase in Net Assets From Operations	$35,357,149

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended December 31,

	2004	2003
OPERATIONS:
Net investment income	$5,203,462	$3,577,216
Net realized gain (loss)	11,510,642	(10,848,130)
Net change in unrealized appreciation/depreciation	18,643,045	75,633,266

Increase in Net Assets From Operations	35,357,149	68,362,352

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(5,140,778)	(3,549,839)

Decrease in Net Assets From Distributions to Shareholders	(5,140,778)	(3,549,839)

FUND SHARE TRANSACTIONS (NOTE 8):
Proceeds from sale of shares	68,667,830	35,366,444
Net asset value of shares issued in connection with the transfer of the LSA Variable Series Trust — LSA Value Equity Fund’s net assets (Note 7)	17,957,672	—
Net asset value of shares issued for reinvestment of dividends	5,140,778	3,549,839
Cost of shares reacquired	(44,880,500)	(31,128,983)

Increase in Net Assets From Fund Share Transactions	46,885,780	7,787,300

Increase in Net Assets	77,102,151	72,599,813
NET ASSETS:
Beginning of year	287,807,705	215,207,892

End of year*	$364,909,856	$287,807,705

* Includes undistributed net investment income of:	—	$30,993

See Notes to Financial Statements.

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31:

	Class I
	2004(1)		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$12.69		$ 9.71	$12.79	$13.59	$12.23

Income (Loss) From Operations:
Net investment income	0.21		0.16	0.14	0.09	0.10
Net realized and unrealized gain (loss)	1.11		2.98	(3.09)	(0.64)	1.77

Total Income (Loss) From Operations	1.32		3.14	(2.95)	(0.55)	1.87

Less Distributions From:
Net investment income	(0.20)		(0.16)	(0.13)	(0.09)	(0.10)
Net realized gains	—		—	—	(0.16)	(0.41)

Total Distributions	(0.20)		(0.16)	(0.13)	(0.25)	(0.51)

Net Asset Value, End of Year	$13.81		$12.69	$ 9.71	$12.79	$13.59

Total Return(2)	10.38%		32.33%	(23.05)%	(4.15)%	15.24%
Net Assets, End of Year (000s)	$363,803		$287,808	$215,208	$254,937	$142,330
Ratios to Average Net Assets:
Expenses(3)	0.77	%(4)	0.82%	0.81%	0.82%	0.91%
Net investment income	1.57		1.51	1.23	0.92	1.10
Portfolio Turnover Rate	38%		39%	51%	40%	65%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.
(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.
(4)	The investment manager voluntarily waived a portion of its management fee for the year ended December 31, 2004. The actual expense ratio did not change as a result of this waiver, as such waiver/reimbursement represented less than 0.01% of average net assets.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of capital stock outstanding throughout the period ended December 31, unless otherwise noted:

Class II
2004(1)(2)
Net Asset Value, Beginning of Period	$12.81

Income From Operations:
Net investment income	0.14
Net realized and unrealized gain	1.02

Total Income From Operations	1.16

Less Distributions From:
Net investment income	(0.13)

Total Distributions	(0.13)

Net Asset Value, End of Period	$13.84

Total Return(3)‡	9.05%
Net Assets, End of Period (000s)	$1,107
Ratios to Average Net Assets†:
Expenses(4)	1.25%
Net investment income	1.48
Portfolio Turnover Rate	38%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period March 26, 2004 (inception date) to December 31, 2004.
(3)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%. If the investment manager had not voluntarily waived a portion of its fees and reimbursed certain expenses, the actual expense ratios would have been 2.80%†.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Salomon Brothers Variable Investors Fund (“Fund”) is a separate diversified investment fund of the Salomon Brothers Variable Series Funds Inc (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Fund is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including affiliates of the investment manager, and qualified pension and retirement plans.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets are valued at the closing prices on such markets. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between the closing bid and asked price. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as investment income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

(e) Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates on the date of valuation. Translation

Notes to Financial Statements

(continued)

gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities, which is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

(f) Dividends and Distributions to Shareholders. Dividends from net investment income, if any are declared on an annual basis. Distributions of net realized gains to shareholders of the Fund, if any, are declared at least annually. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP, due to differences in the book and tax treatment of distributions from Real Estate Investment Trusts and the deferral of losses on wash sales.

(g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of relative daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(h) Expenses. Direct expenses are charged to the Fund; general expenses of the Company are allocated to the funds within the Company based on each fund’s relative net assets.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $130,474 has been reclassified between undistributed net investment income and accumulated net realized loss from investment transactions due to book/tax differences in the treatment of distributions from Real Estate Investment Trusts. Additionally, $36,797 has been reclassified between paid-in capital and undistributed net investment income due to a taxable overdistribution. Finally, $539,473 has been reclassified between accumulated net realized loss from investment transactions and paid-in capital due to the acquisition of LSA Variable Series Trust — LSA Value Equity Fund on April 30, 2004. These reclassifications have no effect on net assets or net asset values per share.

2.  Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. Effective August 1, 2004, under the new management agreement, the Fund pays an investment management fee calculated in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Fee Rate
First $350 million	0.650%
Next $150 million	0.550%
Next $250 million	0.525%
Next $250 million	0.500%
Over $1 billion	0.450%

Prior to August 1, 2004, the Fund paid an investment management fee calculated at an annual rate of 0.70% of the Fund’s average daily net assets.

Notes to Financial Statements

(continued)

During the year ended December 31, 2004, SBAM waived a portion of its management fee in the amount of $1,901, related to funds which previously merged into this fund in 2001, which represents the resolution of the matter noted in Note 10. During the year ended December 31, 2004, the Fund’s Class I and II shares had voluntary expense limitations in place of 1.00% and 1.25%, respectively, of each class’ respective average daily net assets, resulting in an expense reimbursement of $4,993 for Class II. These expense limitations can be terminated at any time.

Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s administrator. Effective August 1, 2004, the Fund will no longer pay an administration fee. Prior to August 1, 2004, as compensation for its services, the Fund paid SBFM an administration fee calculated at an annual rate of 0.05% of the Fund’s average daily net assets. This fee was calculated daily and paid monthly.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

During the year ended December 31, 2004, CGM and its affiliates received brokerage commissions of $32,341.

During the year, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the investment manager.

All officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

During the year ended December 31, 2004, Citigroup or affiliated entities, held shares of the fund in non-discretionary nominee accounts on behalf of certain non-affiliated investors.

3.  Investments

During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$158,403,798

Sales	$121,615,903

At December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$62,956,714
Gross unrealized depreciation	(6,719,242)

Net unrealized appreciation	$56,237,472

At December 31, 2004, the Fund loaned securities having a market value of $11,013,452. The Fund received cash collateral amounting to $11,298,750 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 Money Market Fund, registered under the 1940 Act.

4.  Line of Credit

The Fund, along with other affiliated funds, entered into an agreement with a bank which allows the funds collectively to borrow up to $100 million. At their meeting held on December 9, 2004, the Board of Directors approved increasing the line of credit to $150 million; this increase in the line of credit was secured as of December 31, 2004. Interest on borrowing, if any, is

Notes to Financial Statements

(continued)

charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2004, the commitment fee allocated to the Fund was $9,768. Since the line of credit was established there have been no borrowings.

5.  Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a distribution fee with respect to its Class II shares calculated at an annual rate of 0.25% of the average daily net assets of the class. For the year ended December 31, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were $803 for Class II shares.

For the year ended December 31, 2004*, total Transfer Agency Service expenses were as follows:

	Class I	Class II
Transfer Agency Service Expenses	$235	$16

For the year ended December 31, 2004*, total Shareholder Communication expenses were as follows:

	Class I	Class II
Shareholder Communication Expenses	$48,640	$5,865

*	For Class II shares, class specific represents for the period March 26, 2004 (inception date) through December 31, 2004.

6.  Distributions Paid to Shareholders by Class

	Year Ended December 31, 2004*	Year Ended December 31, 2003
Net Investment Income
Class I	$5,131,272	$3,549,839
Class II	9,506	—

	$5,140,778	$3,549,839

*	For Class II shares, distributions represents for the period March 26, 2004 (inception date) through December 31, 2004.

7.  Transfer of Net Assets

On April 30, 2004, the Fund acquired the assets and assumed certain liabilities of the LSA Variable Series Trust — LSA Value Equity Fund pursuant to a plan of reorganization. Total shares issued by the Fund, the total net assets of the LSA Variable Series Trust — LSA Value Equity Fund and total net assets for the Fund on the date of transfer were as follows:

Acquired Fund	Class I Shares Issued by the Fund	Total Net Assets of the LSA Variable Series Trust — LSA Value Equity Fund	Total Net Assets of the Fund
LSA Variable Series Trust — LSA Value Equity Fund	1,416,220	$17,957,672	$289,506,615

The total net assets of the LSA Variable Series Trust — LSA Value Equity Fund before the acquisition included unrealized appreciation of $1,214,877, accumulated net realized loss of $539,473. Total net assets of the Fund immediately after the transfer were $307,464,287. This transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Notes to Financial Statements

(continued)

8.  Capital Stock

At December 31, 2004, the Company had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses as discussed in Note 5.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2004*		Year Ended December 31, 2003
	Shares	Amount	Shares	Amount
Class I
Shares sold	5,292,600	$67,628,317	3,215,468	$35,366,444
Net asset value of shares issued in connection with the transfer of the LSA Variable Series Trust — LSA Value Equity Fund’s net assets (Note 7)	1,416,220	17,957,672	—	—
Shares issued on reinvestment of dividends	370,839	5,131,272	281,331	3,549,839
Shares reacquired	(3,430,072)	(44,876,254)	(2,980,944)	(31,128,983)

Net Increase	3,649,587	$45,841,007	515,855	$7,787,300

Class II
Shares sold	79,582	$1,039,513	—	—
Shares issued on reinvestment of dividends	685	9,506	—	—
Shares reacquired	(309)	(4,246)	—	—

Net Increase	79,958	$1,044,773	—	—

*	For Class II shares, transactions are for the period March 26, 2004 (inception date) to December 31, 2004.

9. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2004	2003
Ordinary Income	$5,140,778	$3,549,839

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward	$(36,141,415	)*
Other book/tax temporary differences	(262,813	)**
Unrealized appreciation	56,237,472	***

Total Accumulated Earnings	$19,833,244

*	On December 31, 2004, the Fund had a net capital loss carryforward of $36,141,415 of which $12,939,685 expires in 2010 and $23,201,730 expires in 2011. This amount will be available to offset like amounts of any future taxable gains. To the extent that these carryforward losses are used to offset capital gains, the gains so offset will not be distributed. However, if current year distributions exceed the required distribution amount as defined under the Internal Revenue Code of 1986, as amended, realized gains that have been offset by the carryforward losses may be taxable to shareholders.
**	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles and the deferral of post-October capital losses for tax purposes.
***	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferrals of losses on wash sales and the difference between book and tax cost basis on Real Estate Investment Trusts.

Notes to Financial Statements

(continued)

10.  Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. The Fund did not implement the contractual arrangement described above.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Salomon Brothers Variable Series Funds Inc

and Shareholders of Salomon Brothers Variable Investors Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Investors Fund (the “Fund”, a portfolio of Salomon Brothers Variable Series Funds Inc) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 18, 2005

Additional Information

(unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Variable Series Funds Inc (“Company”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Company and is available by contacting the transfer agent at 1-800-SALOMON.

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:

Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director	Since 1998	President, Colman Consulting Co.	37	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Birth Year: 1946	Director	Since 1998	Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb 150 East 69th Street New York, NY 10021 Birth Year: 1937	Director	Since 2002	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Advantage Advisers, Inc. (“Advantage”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director	Since 2003	President, W.R. Hutchinson & Associates Inc. (consultant); formerly Group Vice President, Mergers and Acquisitions, BP p.l.c.	44	Director, Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director	Since 2002	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse Tufts University — The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 Birth Year: 1938	Director	Since 2002	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Advantage

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:

R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	219	None

Officers:

Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM: Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 1999 to 2004)	N/A	N/A

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Alan J. Blake CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1949	Executive Vice President	Since 2002	Managing Director of Salomon Brothers Asset Management Inc (“SBAM”)	N/A	N/A

James E. Craige, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1967	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Robert Feitler CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960	Executive Vice President	Since 2004	Managing Director of SBAM	N/A	N/A

Vincent Gao, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1974	Executive Vice President	Since 2004	Director of SBAM	N/A	N/A

John G. Goode CAM One Sansome Street, 36th Floor San Francisco, CA 94104 Birth Year: 1944	Executive Vice President	Since 2002	Managing Director of SBAM	N/A	N/A

Peter J. Hable CAM One Sansome Street, 36th Floor San Francisco, CA 94104 Birth Year: 1958	Executive Vice President	Since 2002	Managing Director of SBAM	N/A	N/A

Roger M. Lavan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1963	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Mark J. McAllister, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Executive Vice President	Since 2004	Managing Director of SBAM	N/A	N/A

Beth A. Semmel, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Peter J. Wilby, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1958	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
George J. Williamson CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1933	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Vice President and Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer, SBFM, CFM, TIA, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc.	N/A	N/A

Wendy S. Setnicka CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM (since 2003); Controller of certain mutual funds associated with Citigroup; Assistant Controller of CAM (from 2002 to 2004); Accounting Manager with CAM (from 1998 to 2002)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Directors are elected until the Company’s next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Important Tax Information

(unaudited)

The following information is provided with respect to the ordinary income distributions paid by Salomon Brothers Variable Series Funds Inc — Salomon Brothers Variable Investors Fund during the taxable year ended December 31, 2004.

Record Date:	6/24/2004	12/27/2004
Payable Date:	6/25/2004	12/28/2004
Dividends Qualifying for the Dividends Received Deduction for Corporations	100%	100%

Please retain this information for your records.

Salomon Brothers Variable Series Funds Inc

Directors

CAROL L. COLMAN

DANIEL P. CRONIN

LESLIE H. GELB

R. JAY GERKEN, CFA

Chairman

WILLIAM R. HUTCHINSON

DR. RIORDAN ROETT

JESWALD W. SALACUSE

Officers

R. JAY GERKEN, CFA

President and Chief Executive Officer

ANDREW B. SHOUP

Senior Vice President and

Chief Administrative Officer

FRANCES M. GUGGINO

Chief Financial Officer and Treasurer

ALAN J. BLAKE

Executive Vice President

JAMES E. CRAIGE, CFA

Executive Vice President

ROBERT FEITLER, JR.

Executive Vice President

VINCENT GAO, CFA

Executive Vice President

JOHN G. GOODE

Executive Vice President

PETER J. HABLE

Executive Vice President

ROGER M. LAVAN, CFA

Executive Vice President

Mark J. McAllister, CFA

Executive Vice President

BETH A. SEMMEL, CFA

Executive Vice President

PETER J. WILBY, CFA

Executive Vice President

GEORGE J. WILLIAMSON

Executive Vice President

ANDREW BEAGLEY

Vice President, Chief

Anti-Money Laundering

Compliance Officer and

Chief Compliance Officer

WENDY S. SETNICKA

Controller

ROBERT I. FRENKEL

Secretary and Chief Legal Officer

Investment Manager

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3909

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

Salomon Brothers Variable Series Funds Inc

Salomon Brothers Variable Investors Fund

The Fund is a separate investment fund of the Salomon Brothers Variable Series Funds Inc, a Maryland corporation.

This report is submitted for the general information of the shareholders of Salomon Brothers Variable Series Funds Inc — Salomon Brothers Variable Investors Fund and is not for use with the general public.

This report must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the fund. Please read the prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

399 PARK AVENUE  •  NEW YORK, NEW YORK 10022

05-7821

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees for Salomon Brothers Variable Series Funds Inc were $190,000 and $173,500 for the years ended 12/31/04 and 12/31/03, respectively.

(b)	Audit-Related Fees for Salomon Brothers Variable Series Funds Inc were $0 and $0 for the years ended 12/31/04 and 12/31/03.

In addition, there were no Audit-Related Fees billed in the years ended 12/31/04 and 12/31/03 for assurance and related services by the Accountant to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Variable Series Funds Inc (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to December 31, 2004 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

(c)	Tax Fees for Salomon Brothers Variable Series Funds Inc were $25,200 and $25,200 for the years ended 12/31/04 and 12/31/03. These amounts represent aggregate fees paid for tax compliance and tax advice, which includes (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Salomon Brothers Variable Series Funds Inc

There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through December 31, 2004 that required pre-approval by the Audit Committee.

(d)	There were no All Other Fees for Salomon Brothers Variable Series Funds Inc for the years ended 12/31/04 and 12/31/03.

All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Variable Series Funds Inc, requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2004, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management (“CAM”) entities, a profitability review of the Adviser, and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region, were $ 1.39 million; all of which were pre-approved by the Audit Committee.

(e)	(1) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Variable Series Funds Inc, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; Tax Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03. There were no Other Fees paid by the Salomon Brothers Variable Series Funds Inc.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Salomon Brothers Variable Series Funds Inc and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Variable Series Funds Inc were $3.5 million and $6.4 million for the years ended 12/31/04 and 12/31/03.

(h)	Yes. The Salomon Brothers Variable Series Funds Inc’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor’s independence. All services provided by the Accountant to the Salomon Brothers Variable Series Funds Inc or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Variable Series Funds Inc

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Variable Series Funds Inc

Date:	March 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Variable Series Funds Inc

Date:	March 9, 2005

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Salomon Brothers Variable Series Funds Inc

Date:	March 9, 2005